UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2011

Commission File Number	Registrant, State of Incorporation; Address; Telephone Number	I.R.S. Employer Identification Number
001-14759	DRIVETIME AUTOMOTIVE GROUP, INC. (A Delaware Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0721358

333-169730	DT ACCEPTANCE CORPORATION (An Arizona Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	82-0587346

333-169730-02	DT JET LEASING, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	27-1063772

333-169730-04	DRIVETIME SALES AND FINANCE COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0657074

333-169730-05	DT CREDIT COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0677984

333-169730-06	DRIVETIME CAR SALES COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0683232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to RBS Warehouse

On September 19, 2011, DriveTime Automotive Group, Inc. (“DTAG”) and DriveTime Acceptance Corporation (“DTAC”), through DTAC’s wholly-owned subsidiaries, DT Warehouse IV, LLC (“DT Warehouse IV”), and DT Credit Company, LLC (“DTCC”), entered into Amendment No. 2 to the Loan and Servicing Agreement (the “RBS Amendment”), amending the Loan and Servicing Agreement, dated July 23, 2010, by and among DT Warehouse IV, as Borrower, DTCC, as Servicer, Wells Fargo Bank, National Association (“Wells Fargo”), as Backup Servicer, Paying Agent and Securities Intermediary, the Commercial Paper Conduits from time to time party thereto, the Financial Institutions from time to time party thereto, and The Royal Bank of Scotland plc, as Program Agent for the Conduit Lenders and Committed Lenders (the “RBS Loan and Servicing Agreement”).

The RBS Amendment amends the following in the RBS Loan and Servicing Agreement:

(i) restricts the definition of Eligible Contract to exclude contracts for which the original amount financed was in excess of specified thresholds;

(ii) expands the definition of Eligible Contract and Overconcentration Amount to include, subject to certain limitations, contracts with longer terms; and

(iii) expands the definition of Eligible Contract to include certain contracts formerly deemed Ineligible Securitization Contracts.

The foregoing description of the RBS Amendment and the RBS Loan and Servicing Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the RBS Amendment, which will be filed as an exhibit to DTAG’s and DTAC’s next Quarterly Report on Form 10-Q and the RBS Loan and Servicing Agreement, which is filed as Exhibit 10.11 to Amendment No. 7 to the Form S-4 Registration Statement filed on April 27, 2011 and is incorporated herein by reference.

Amendment to UBS Warehouse

On September 19, 2011, DTAG and DTAC, through DTAC’s wholly-owned subsidiaries, DT Warehouse III, LLC (“DT Warehouse III”), and DTCC, entered into Amendment No. 5 to the Loan and Servicing Agreement (the “UBS Amendment”), amending the Loan and Servicing Agreement, dated April 1, 2010, by and among DT Warehouse III, as Borrower, DTCC, as Servicer, Wells Fargo, as Backup Servicer, Paying Agent and Securities Intermediary, the Commercial Paper Conduits from time to time party thereto, the Financial Institutions from time to time party thereto, and UBS Real Estate Securities Inc., as Program Agent for the Conduit Lenders and the Committed Lenders (the “UBS Loan and Servicing Agreement”).

The UBS Amendment amends the following in the UBS Loan and Servicing Agreement:

(i) restricts the definition of Eligible Contract to exclude contracts for which the original amount financed was in excess of specified thresholds;

(ii) expands the definition of Eligible Contract and Overconcentration Amount to include, subject to certain limitations, contracts with longer terms;

(iii) expands the definition of Eligible Contract to include certain contracts formerly deemed Ineligible Securitization Contracts; and

(iv) expands the definition of Permitted States to include additional states in which DTCS intends to transact business.

The foregoing description of the UBS Amendment and the UBS Loan and Servicing Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the UBS Amendment, which will be filed as an exhibit to DTAG’s and DTAC’s next Quarterly Report on Form 10-Q and the UBS Loan and Servicing Agreement, which is filed as Exhibit 10.12 to Amendment No. 7 to the Form S-4 Registration Statement filed on April 27, 2011 and is incorporated herein by reference.

Amendment to DB Warehouse

On September 19, 2011, DTAG and DTAC, through DTAC’s wholly-owned subsidiaries, DT Warehouse, LLC (“DT Warehouse”), and DTCC, entered into Amendment No. 1 to the Third Amended and Restated Loan and Servicing Agreement (the “DB Amendment”), amending the Third Amended and Restated Loan and Servicing Agreement, dated July 23, 2010, by and among DT Warehouse, as Borrower, DTCC, as Servicer, Wells Fargo, as Backup Servicer, Paying Agent and Securities Intermediary, the Commercial Paper Conduits from time to time party thereto, the Financial Institutions from time to time party thereto, and Deutsche Bank AG, New York Branch, as Program Agent for the Conduit Lenders and the Committed Lenders (the “DB Loan and Servicing Agreement”).

The DB Amendment amends the following in the DB Loan and Servicing Agreement:

(i) restricts the definitions of Eligible Contract and Wet Contract to exclude contracts for which the original amount financed was in excess of specified thresholds;

(ii) expands the definitions Eligible Contract, Wet Contract, Borrowing Base (Eligible Contracts), Borrowing Base (Wet Contracts) to include, subject to certain limitations, contracts with longer terms;

(iii) expands the definition of Eligible Contract and Wet Contract to include certain contracts formerly deemed Ineligible Securitization Contracts; and

(iv) expands the definition of Permitted States to include additional states in which DTCS intends to transact business.

The foregoing description of the DB Amendment and the DB Loan and Servicing Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the DB Amendment, which will be filed as an exhibit to DTAG’s and DTAC’s next Quarterly Report on Form 10-Q and the DB Loan and Servicing Agreement, which is filed as Exhibit 10.10 to Amendment No. 7 to the Form S-4 Registration Statement filed on April 27, 2011 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2011	DRIVETIME AUTOMOTIVE GROUP, INC.

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: September 23, 2011	DT ACCEPTANCE CORPORATION

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: September 23, 2011	DT JET LEASING, LLC

	By:	/s/ Raymond Fidel
Raymond C. Fidel
President, Chief Executive Officer and Manager

Date: September 23, 2011	DRIVETIME SALES AND FINANCE COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond C. Fidel
President, Chief Executive Officer and Manager

Date: September 23, 2011	DT CREDIT COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond C. Fidel
President and Manager

Date: September 23, 2011	DRIVETIME CAR SALES COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond C. Fidel
President and Manager